Exhibit 24.1

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc. (the “Corporation”), does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a registration statement on Form F-10 (or such other form as is then applicable) for the registration of common shares and common share purchase rights to be issued by the Corporation, and any and all amendments thereto whether pre-effective, post-effective or incidental in connection therewith, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of November, 2004.

/s/ G. BERNARD COULOMBE

G. Bernard Coulombe

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc. (the “Corporation”), does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a registration statement on Form F-10 (or such other form as is then applicable) for the registration of common shares and common share purchase rights to be issued by the Corporation, and any and all amendments thereto whether pre-effective, post-effective or incidental in connection therewith, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of November, 2004.

/s/ JOHN W. CROW

John W. Crow

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc. (the “Corporation”), does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a registration statement on Form F-10 (or such other form as is then applicable) for the registration of common shares and common share purchase rights to be issued by the Corporation, and any and all amendments thereto whether pre-effective, post-effective or incidental in connection therewith, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of November, 2004.

/s/ GRAHAM FARQUHARSON

Graham Farquharson

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc. (the “Corporation”), does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a registration statement on Form F-10 (or such other form as is then applicable) for the registration of common shares and common share purchase rights to be issued by the Corporation, and any and all amendments thereto whether pre-effective, post-effective or incidental in connection therewith, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of November, 2004.

/s/ ROBERT M. FRANKLIN

Robert M. Franklin

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc. (the “Corporation”), does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a registration statement on Form F-10 (or such other form as is then applicable) for the registration of common shares and common share purchase rights to be issued by the Corporation, and any and all amendments thereto whether pre-effective, post-effective or incidental in connection therewith, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of November, 2004.

/s/ DAVID S. KARPIN

David S. Karpin

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc. (the “Corporation”), does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a registration statement on Form F-10 (or such other form as is then applicable) for the registration of common shares and common share purchase rights to be issued by the Corporation, and any and all amendments thereto whether pre-effective, post-effective or incidental in connection therewith, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of November, 2004.

/s/ ALAN R. MACFARLAND

Alan R. MacFarland

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc. (the “Corporation”), does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a registration statement on Form F-10 (or such other form as is then applicable) for the registration of common shares and common share purchase rights to be issued by the Corporation, and any and all amendments thereto whether pre-effective, post-effective or incidental in connection therewith, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of November, 2004.

/s/ EDYTHE A. PARKINSON-MARCOUX

Edythe A. Parkinson-Marcoux

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc. (the “Corporation”), does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a registration statement on Form F-10 (or such other form as is then applicable) for the registration of common shares and common share purchase rights to be issued by the Corporation, and any and all amendments thereto whether pre-effective, post-effective or incidental in connection therewith, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of November, 2004.

/s/ VERNON F. TAYLOR III

Vernon F. Taylor III

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc. (the “Corporation”), does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a registration statement on Form F-10 (or such other form as is then applicable) for the registration of common shares and common share purchase rights to be issued by the Corporation, and any and all amendments thereto whether pre-effective, post-effective or incidental in connection therewith, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of November, 2004.

/s/ WILLIAM G. WILSON

William G. Wilson